Supplemental Oil and Gas Disclosures	12 Months Ended
Jun. 30, 2012
Supplemental Oil and Gas Disclosures

21. Supplemental Oil and Gas Disclosures

In accordance with ASC 932-235-50, Extractive Activities- Oil and Gas-Notes to Financial Statements, the Company is required to provide additional information regarding its Oil and Gas producing activities when those activities are deemed to be significant. According to ASC 932, significance is defined as satisfying one or more of the following criteria: the revenues from oil and gas are 10% or more of total revenues; the operating income (loss) from oil and gas are 10% or more of total income (loss) from operations; the identifiable assets of oil and gas are 10% or more of total assets. In 2011, the Company’s Oil and Gas Activities were deemed to be significant as the operating income from the Company’s Oil and Gas producing activities were more that 10% of the total operating income. These disclosures are only required for each year in which the Oil and Gas activity is deemed significant.

Results of Operations for Oil and Gas Activities

Year Ended June 30,	2011

Revenues	$5,958
Production Expenses	(2,603)
DD&A	(1,195)
Income Tax Expense	(864)

Income from operations	$1,296

Oil and Gas Reserves

Proved reserves are estimated quantities of oil, gas and natural gas liquids that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. The reserve volumes presented are estimates only and should not be construed as being exact quantities. All of the Company’s Oil and Gas producing activity is located in the United States.

Proved Oil reserves (MBbls)

Proved reserves at July 1, 2010	280
Production	(37)
Purchase of reserves	16
Revisions of previous estimates	15

Proved reserves at June 30, 2011	274

Proved Developed Oil Reserves (MBbls)
At June 30, 2011	167

Proved Gas reserves (MMcf)

Proved reserves at July 1, 2010	4,064
Production	(543)
Purchase of reserves	61
Revisions of previous estimates	(20)

Proved reserves at June 30, 2011	3,562

Proved Developed Gas Reserves (MMcfs)
At June 30, 2011	3,562

Standardized Measure of Discounted Future Net Cash Flows

Future cash inflows and future production and development costs were determined by applying average 12 month pricing for 2011. The Company used $74.94 per barrel of oil and $4.63 per MMBtu of natural gas to estimate future cash inflows. The pricing for the future cash inflows was not escalated. Estimated future cash inflows are reduced by estimated future development and production costs, which were not escalated. Estimated future income taxes are computed using current statutory rates. The resulting future net cash flows are reduced to present value amounts by applying a 10% annual discount factor.

The standardized measure of discounted future net cash flows is not intended to present the fair market value of our reserves.

Standardized Measure of Discounted Future Net Cash Flows

For the year ended June 30, 2011
Future cash inflows	$37,970
Future production costs	(17,058)
Future development costs	(1,127)
Future income tax expense	(8,374)

Future net cash flows (undiscounted)	11,411
Annual discount of 10%	(4,959)

Standardized measure of future net cash flows	$6,452

Principal sources of Change in the Standardized Measure of Discounted Future Cash Flows

2011
Standardized measure, begin of period	$7,359
Net change in prices and production costs	889
Acquisitions and discoveries	1,501
Sale of oil and gas produced	(5,323)
Revision of previous quantity estimates	1,032
Changes in income tax	760
Change in production, timing and other	234

Standardized measure, end of period	$6,452